UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 26, 2013 (February 22, 2013)

TRISTAR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29981	91-2027724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Saugatuck Ave.
Westport CT 06880
(Address of principal executive offices)  (zip code)

(203) 226-4449
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On February 22, 2013, our Board of Directors approved the dismissal of Wong Lam Leung & Kwok CPA Limited as our independent auditor, effective immediately, and notified them of such dismissal.

Wong Lam Leung & Kwok CPA Limited audited our financial statements, including our balance sheets as of December 31, 2011, 2010 and 2009, and our related statements of operations, changes in stockholders’ equity, and statements of cash flows for the annual periods then ended.  The audit report of Wong Lam Leung & Kwok CPA Limited on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Wong Lam Leung & Kwok CPA Limited, for the Audit Period contained an emphasis of a matter paragraph which indicated conditions existed which raised substantial doubt about our ability to continue as a going concern.

During the fiscal years ended December 31, 2011, 2010 and 2009, and through Wong Lam Leung & Kwok CPA Limited’s dismissal on February 22, 2013, there were (1) no disagreements with Wong Lam Leung & Kwok CPA Limited on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wong Lam Leung & Kwok CPA Limited, would have caused Wong Lam Leung & Kwok CPA Limited to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Wong Lam Leung & Kwok CPA Limited with a copy of this disclosure on February 22, 2013, providing Wong Lam Leung & Kwok CPA Limited with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Wong Lam Leung & Kwok CPA Limited’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Wong Lam Leung & Kwok CPA Limited as our independent auditor, the Board of Directors appointed M&K CPAS, PLLC (“M&K”) as our independent auditor.

During the year ended December 31, 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted M&K with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated February 22, 2013 from Wong Lam Leung & Kwok CPA Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tristar Wellness Solutions, Inc. a Nevada corporation

Dated: February 26, 2013	By:	/s/ John Linderman
John Linderman
Its: Chief Executive Officer

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